SFT Pyramis® Core Equity Fund

a Series of Securian Funds Trust

Class 1 and Class 2 Shares

Summary Prospectus   |   May 1, 2015

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to www.policyservices@minnesotalife.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.21%	0.21%

Total Annual Fund Operating Expenses	0.86%	1.11%

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$88	$275	$477	$1,061
Class 2	$113	$353	$612	$1,352

Summary Information	1

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the seven month period ending December 31, 2014, the Fund’s portfolio turnover rate was 54.2% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by:

•

Normally investing primarily in common stocks. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in common stocks.

•	Investing in securities of companies whose value Pyramis Global Advisors, LLC (Pyramis) believes is not fully recognized by the public.

•	Investing in domestic and foreign issuers.

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Allocating the Fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Pyramis® managers.

•	Investing in either “growth” stocks or “value” stocks.

•	Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Risks

An investment in the Fund may result in the loss of money, and may also be subject to various risks including the following types of principal risks:

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Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

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Risks of Stock Investing – Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

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Stock Market Volatility – Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market and different types of securities can react differently to these developments. For example, “growth” stocks can react differently from “value” stocks. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks, and value stocks can continue to be undervalued by the market for long periods of time.

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Foreign Exposure – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

▲	Issuer-Specific Changes – The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Performance

The Fund does not have a full calendar year of performance. For that reason, no bar chart or average total returns table is included for the Fund, nor is average total return information included for the Fund’s benchmark index, the S & P 500® Index.

2	Summary Information

Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Pyramis Global Advisors, LLC (Pyramis). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Chandler Willett, Global Sector Team Leader	May 1, 2014
Chad Colman, Global Sector Team Leader	May 1, 2014
Jody Simes, Global Sector Team Leader	May 1, 2014
Katharine O’Donovan, Global Sector Team Leader	May 1, 2014
Ed Field, Global Sector Team Leader	May 1, 2014
Andrew Swanson, Global Sector Team Leader	May 1, 2014
Chip Perrone, Global Sector Team Leader	May 1, 2014
Hamish Clark, Global Sector Team Leader	May 1, 2014
Adam Benjamin Global Sector Team Leader	May 1, 2014

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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